Exhibit 32.2

Certification of the Chief Financial Officer

Pursuant to 18 U.S.C. Section 1350,

As Adopted Pursuant to Section 906 of the Sarbanes-Oxley Act of 2002

In connection with the Annual Report of Catalent Pharma Solutions, Inc. (the “Company”) on Form 10-K for the year ended June 30, 2008 as filed with the Securities and Exchange Commission on the date hereof (the “Report”), I, Matthew M. Walsh, Senior Vice President and Chief Financial Officer of the Company, certify, pursuant to 18 U.S.C. § 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that:

(1) the Report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

(2) the information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

Dated: September 28, 2009

/s/ Matthew M. Walsh
Matthew M. Walsh Senior Vice President and Chief Financial Officer